UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2017
___________

PARKWAY ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	333-209052 (Commission File Number)	47-5486027 (I.R.S. Employer Identification No.)

101 Jacksonville Circle Floyd, Virginia (Address of principal executive offices)	24091 (Zip Code)

Registrant's telephone number, including area code: (540) 745-4191

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement of J. Allan Funk

On November 22, 2017, Parkway Acquisition Corp. (the "Company") entered into an executive employment agreement (the "Funk Employment Agreement") with J. Allan Funk, the Company's President and Chief Executive Officer.

The term of Mr. Funk's employment under the Funk Employment Agreement began on November 22, 2017 and will continue for a term of three years, unless terminated earlier in accordance with its terms. After the expiration of this initial term, the Funk Employment Agreement will automatically extend for successive one-year periods, unless either Mr. Funk or the Company elect not to so extend. The Funk Employment Agreement provides for an initial base salary of $240,000 per year. Mr. Funk will be eligible to be considered for incentive compensation, if any, in an amount determined appropriate by the Company based on the recommendation of the Compensation Committee of the Company's Board of Directors. He is also entitled to participate in the Company's employee benefit plans and programs for which he is or will be eligible.

The Funk Employment Agreement provides for the termination of Mr. Funk's employment by the Company without "Cause" or by him for "Good Reason" in the absence of a "Change in Control" (as those terms are defined in the Funk Employment Agreement). In such cases, Mr. Funk will be entitled to receive his then-current base salary for the lesser of the remainder of the term or 18 months. The Funk Employment Agreement also provides for the termination of Mr. Funk's employment by the Company following a "Change of Control" or by him for "Good Reason" following a "Change of Control." In such cases, Mr. Funk will be entitled to receive his then-current base salary and other compensation benefits for a period of 24 months. Mr. Funk's entitlement to the foregoing severance payments is subject to Mr. Funk's release and waiver of claims against the Company and his compliance with certain restrictive covenants as provided in the Funk Employment Agreement.

In the event that Mr. Funk is terminated by the Company as a result of a "Permanent Disability" (as defined in the Funk Employment Agreement), Mr. Funk will be entitled to receive a lump sum payment equal to 90 days of his then-current base salary.  Mr. Funk will not be entitled to any compensation or other benefits under the Funk Employment Agreement if his employment is terminated upon his death, by the Company for "Cause," or by him in the absence of "Good Reason."

The Funk Employment Agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 24 months following the last day of Mr. Funk's employment.

The full text of the Funk Employment Agreement is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 5.02.

Employment Agreement of Blake M. Edwards

On November 22, 2017, the Company entered into an executive employment agreement (the "Edwards Employment Agreement") with Blake M. Edwards, the Company's Senior Executive Vice President and Chief Financial Officer.

The term of Mr. Edwards's employment under the Edwards Employment Agreement began on November 22, 2017 and will continue for a term of three years, unless terminated earlier in accordance with its terms. After the expiration of this initial term, the Edwards Employment Agreement will automatically extend for successive one-year periods, unless either Mr. Edwards or the Company elect not to so extend. The Edwards Employment Agreement provides for an initial base salary of $190,000 per year. Mr. Edwards will be eligible to be considered for incentive compensation, if any, in an amount determined appropriate by the Company based on the recommendation of the Compensation Committee of the Company's Board of Directors. He is also entitled to participate in the Company's employee benefit plans and programs for which he is or will be eligible.

The Edwards Employment Agreement provides for the termination of Mr. Edwards's employment by the Company without "Cause" or by him for "Good Reason" in the absence of a "Change in Control" (as those terms are defined in the Edwards Employment Agreement). In such cases, Mr. Edwards will be entitled to receive his then-current base salary for the lesser of the remainder of the term or 18 months. The Edwards Employment Agreement also provides for the termination of Mr. Edwards's employment by the Company following a "Change of Control" or by him for "Good Reason" following a "Change of Control." In such cases, Mr. Edwards will be entitled to receive his then-current base salary and other compensation benefits for a period of 24 months. Mr. Edwards's entitlement to the foregoing severance payments is subject to Mr. Edwards's release and waiver of claims against the Company and his compliance with certain restrictive covenants as provided in the Edwards Employment Agreement.

In the event that Mr. Edwards is terminated by the Company as a result of a "Permanent Disability" (as defined in the Edwards Employment Agreement), Mr. Edwards will be entitled to receive a lump sum payment equal to 90 days of his then-current base salary. Mr. Edwards will not be entitled to any compensation or other benefits under the Edwards Employment Agreement if his employment is terminated upon his death, by the Company for "Cause," or by him in the absence of "Good Reason."

The Edwards Employment Agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 24 months following the last day of Mr. Edwards' employment.

The full text of the Edwards Employment Agreement is attached as Exhibit 10.2 to this report and is incorporated by reference into this Item 5.02.

Change in Control Agreement with Rebecca M. Melton

On November 22, 2017, the Company entered into a change in control agreement (the "Change in Control Agreement") with Rebecca M. Melton, the Company's Chief Risk Officer.

The Change in Control Agreement provides that if the Ms. Melton's employment is terminated by the Company without "Cause" or by her for "Good Reason" within 12 months following a "Change in Control Event" (as those terms are defined in the Change in Control Agreement), the Company will make a severance payment to Ms. Melton equal to her annual base salary.  Ms. Melton's entitlement to the foregoing severance payment is subject to Ms. Melton's release and waiver of claims against the Company and her compliance with certain restrictive covenants as provided in the Change in Control Agreement.

Ms. Melton will not be entitled to any compensation or other benefits under the Change in Control Agreement if (a) the Company terminates her employment for "Cause," (b) she voluntarily terminates her employment for other than "Good Reason," or (c) her employment terminates or is terminated due to her death, "Retirement" or pursuant to a "Determination of Long Term Incapacity" (as those terms are defined in the Change in Control Agreement). Subject to certain limited exceptions provided in the Change in Control Agreement, the Company's obligation to make severance payments under the Change in Control Agreement expires on December 31, 2018.

The Change in Control Agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 12 months following the last day of Ms. Melton's employment.

The full text of the Change in Control Agreement is attached as Exhibit 10.3 to this report and is incorporated by reference into this Item 5.02.

Supplemental Executive Retirement Plan with J. Allan Funk

On November 22, 2017, Skyline National Bank, a wholly-owned subsidiary of the Company (the "Bank"), entered into a supplemental executive retirement plan (the "Funk Plan") for the benefit of J. Allan Funk, the Bank's President and Chief Executive Officer.

The Funk Plan provides for a retirement benefit of $90,000 per year, payable monthly and continuing for his lifetime, beginning upon the later of Mr. Funk's separation from service with the Bank or reaching age 65, subject to the vesting schedule set forth in the Funk Plan.  Mr. Funk will be fully vested in his retirement benefit as of October 1, 2024.  In addition, the Funk Plan provides that Mr. Funk's retirement benefit will be fully vested upon a "Change in Control" (as defined in the Funk Plan).

Notwithstanding the foregoing, if Mr. Funk dies while in service to the Bank, Mr. Funk's beneficiary will be entitled to receive the retirement benefit as if Mr. Funk had survived to age 65, payable in 180 equal monthly payments. If Mr. Funk is terminated by the Bank for "Cause," the Funk Plan will terminate and no benefits will be payable under thereunder.

The full text of the Funk Plan is attached as Exhibit 10.4 to this report and is incorporated by reference into this Item 5.02.

Supplemental Executive Retirement Plan with Blake M. Edwards

On November 22, 2017, the Bank entered into a supplemental executive retirement plan (the "Edwards Plan") for the benefit of Blake M. Edwards, the Bank's Senior Vice President and Chief Financial Officer.

The Edwards Plan provides for a retirement benefit of $80,000 per year, payable monthly and continuing for his lifetime, beginning upon the later of Mr. Edwards's separation from service with the Bank or reaching age 65, subject to the vesting schedule set forth in the Edwards Plan.  Mr. Edwards will be fully vested in his retirement benefit as of October 1, 2024.  In addition, the Edwards Plan provides that Mr. Edwards's retirement benefit will be fully vested upon a "Change in Control" (as defined in the Edwards Plan).

Notwithstanding the foregoing, if Mr. Edwards dies while in service to the Bank, Mr. Edwards's beneficiary will be entitled to receive the retirement benefit as if Mr. Edwards had survived to age 65, payable in 180 equal monthly payments. If Mr. Edwards is terminated by the Bank for "Cause," the Edwards Plan will terminate and no benefits will be payable under thereunder.

The full text of the Edwards Plan is attached as Exhibit 10.5 to this report and is incorporated by reference into this Item 5.02.

Supplemental Executive Retirement Plan with Rebecca M. Melton

On November 22, 2017, the Bank entered into a supplemental executive retirement plan (the "Melton Plan") for the benefit of Rebecca M. Melton, the Bank's Chief Risk Officer.

The Melton Plan provides for a normal retirement benefit of $75,000 per year, payable monthly and continuing for her lifetime, beginning upon her separation from service after reaching age 65 for any reason other than death, "Disability" or "Cause" (as those terms are defined in the Melton Plan).  In addition, the Melton Plan provides that Ms. Melton will be fully vested in this normal retirement benefit upon the occurrence of "Change in Control" (as defined in the Melton Plan), with benefits payable as if she had reached age 65, and will begin receiving "Normal Retirement Benefit" payments at age 65.

    If a separation from service occurs after Ms. Melton reaches age 60 but before reaching age 65 for any reason other than death, "Disability," or "Cause," Ms. Melton will be entitled to the "Early Retirement Benefit" (as defined in the Melton Plan), based upon the schedule set forth in the Melton Plan.  Ms. Melton will begin receiving Early Retirement Benefit payments at age 65.

    If Ms. Melton dies while in service to the Bank, Ms. Melton's beneficiary will be entitled to receive the "Normal Retirement Benefit" as if Ms. Melton had survived to age 65, payable in 180 equal monthly payments. If Ms. Melton is terminated by the Bank for "Cause," the Melton Plan will terminate and no benefits will be payable under thereunder.

The full text of the Melton Plan is attached as Exhibit 10.6 to this report and is incorporated by reference into this Item 5.02.

Item 9.01.   Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description

10.1	Executive Employment Agreement, dated November 22, 2017, by and between Parkway Acquisition Corp. and J. Allan Funk.

10.2	Executive Employment Agreement, dated November 22, 2017, by and between Parkway Acquisition Corp. and Blake M. Edwards.

10.3	Change in Control Agreement, dated November 22, 2017, by and between Parkway Acquisition Corp. and Rebecca M. Melton.

10.4	Supplemental Executive Retirement Plan, dated November 22, 2017, for the benefit of J. Allan Funk.

10.5	Supplemental Executive Retirement Plan, dated November 22, 2017, for the benefit of Blake M. Edwards.

10.6	Supplemental Executive Retirement Plan, dated November 22, 2017, for the benefit of Rebecca M. Melton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKWAY ACQUISITION CORP.
(Registrant)

Date: November 29, 2017	By:	/s/ Blake M. Edwards
Blake M. Edwards
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Executive Employment Agreement, dated November 22, 2017, by and between Parkway Acquisition Corp. and J. Allan Funk.

10.2	Executive Employment Agreement, dated November 22, 2017, by and between Parkway Acquisition Corp. and Blake M. Edwards.

10.3	Change in Control Agreement, dated November 22, 2017, by and between Parkway Acquisition Corp. and Rebecca M. Melton.

10.4	Supplemental Executive Retirement Plan, dated November 22, 2017, for the benefit of J. Allan Funk.

10.5	Supplemental Executive Retirement Plan, dated November 22, 2017, for the benefit of Blake M. Edwards.

10.6	Supplemental Executive Retirement Plan, dated November 22, 2017, for the benefit of Rebecca M. Melton.